Execution

THIRD AMENDMENT TO PURCHASE AGREEMENT
(Scottsburg Healthcare Center)

This Third Amendment to Purchase Agreement (Scottsburg Healthcare Center) is made effective October _7 , 2011 by and between Vantage Medical, Inc., a Texas corporation, ("Purchaser") and Wood Moss, LLC, a Georgia limited liability company ("Seller"),

Recitals

A.

National Assistance Bureau, Inc, an Indiana non-profit corporation ("NAB"), as seller, and Purchaser entered into a Purchase Agreement (Scottsburg Healthcare Center) dated as of October 9, 2008, a First Amendment to Purchase Agreement dated November 21, 2008 and a Second Amendment to Purchase Agreement dated December 31, 2008 (collectively, the "Purchase Agreement", all capitalized terms used herein and not otherwise defined having the meanings ascribed to then in the Purchase Agreement).

B.

NAB sold Scottsburg Healthcare Center (the "Facility") to Scottsmoss Avenue, LLC, a Georgia limited liability company, which in turn sold the Facility to Seller.

C.

The parties wish to amend the Purchase Agreement as more particularly set forth herein.

Accordingly, in consideration of the terms, conditions and covenants contained in the Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Purchase Agreement as follows:

1.

Section 8 of the Purchase Agreement is amended by deleting the second sentence in its entirety and substituting the following in lieu thereof:

"Date of Closing, The closing contemplated herein (the “Closing”) shall occur at the offices of Seller's counsel in Atlanta, Georgia, on or before December 31, 2012 (the "Closing Date)."

2.

Section 13 of the Purchase Agreement is amended by deleting the name "Mark B. Peterson" from the second sentence and substituting "Moishe Gubin" in lieu thereof.

3.

The Purchase Agreement is unchanged except as specifically set forth herein.

IN WITNESS WHEREOF, each of the parties has caused this Third Amendment to Purchase Agreement (Scottsburg Healthcare Center) to be executed on the day first written above.

SIGNATURES

PURCHASER:

SELLER:

Vantage Medical, Inc.

Wood Moss, LLC

By:  /s/ William F. Smith, President

By:  /s/ Christopher F. Brogdon, Manager